Investment Advisers
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

U.S. Trust Company of Connecticut
225 High Ridge Road
Stamford, CT 06905

U.S. Trust Company, N.A.
515 South Flower Street
Los Angeles, CA 90071

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 909-1989

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237













SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

US EXITB A99

                              EXCELSIOR FUNDS LOGO

                                     Shares






                                 BALANCED FUND



                                 Annual Report
                                 March 31, 1999

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


Dear Shareholder:

     I am pleased to present the annual report for the Excelsior Funds. Fiscal 1999 was an exciting year in the financial markets as a whole and for the fund family.

     Low interest rates and subdued inflation in tandem with turbulent Asian and Latin American markets proved to be the catalysts for another year of strong -- though narrowly focused -- domestic equity performance. At the same time, these factors combined to constrain the returns on fixed-income investments to modest levels. The search for consistency and predictability amidst uncertainty -- regarding heightened valuations here at home, international economic crises, not to mention the course of the U.S. economy -- created a "flight to quality." Continuing the dominant trend of the past few years, investors redirected much of their money to a relatively small group of extremely large-capitalized growth companies within the Standard & Poor's 500 Index, leaving the broader market lagging well behind. As a result, small and mid-sized companies as well as value-oriented investments underperformed relative to growth-oriented investments. This environment made it difficult for broadly diversified equity portfolios to meet or exceed the performance of this narrowly focused market.

     On the international front, economic crises and inflationary pressures in Asia, Eastern Europe, and Latin America temporarily disrupted equity markets around the world. Many of these troubled economies -- and widespread investor concerns about them -- have begun to turn around and are showing sign of recovery. In Western Europe, equity performance in general was strong, and the conversion to a single currency, the Euro, was completed on time and without disrupting the financial markets.

     The financial markets will present many challenges and opportunities during the coming year. U.S. fiscal policy continues to be effective in keeping inflation under control, and we continue to be cautiously optimistic regarding the domestic equity markets. International markets, while remaining attractive on a long-term basis, will require continuous evaluation. In our new global economy, events in international markets will have a direct impact on the U.S. economy.

     I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to the always-changing economic/financial market environment and to pursue your long-term investment objectives.



                                      Sincerely,

                                      /s/  Frederick S. Wonham
                                      ----------------------------------
                                      Frederick S. Wonham
                                      Chairman of the Board and
                                      President

ADVISER'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                               BALANCED FUND
--------------------------------------------------------------------------------

     For the twelve months ended March 31, 1999 the Fund realized a negative total return of (5.11)%* compared to positive 18.46%** for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and positive 6.48%*** for the Lehman Brothers Aggregate Bond Index. During the year the Fund's performance was impacted by style (value vs. growth), market capitalization (large vs. mid/small), and sector exposure (the Fund was overweighted in energy, basic materials, and manufacturing stocks). The Fund manager emphasized small and mid cap names during the year, with an emphasis on some of the sectors that underperformed the market. The Fund had little exposure to the leading sectors, such as technology, communications services and consumer goods. The Fund ended the year with an asset allocation of 51% equity, 34% fixed income and 15% cash. At the end of the year the S&P 500 was trading at a P/E multiple of 27.5x, while the Fund traded at an average 14.9x. The Fund manager continues to invest the equity portion of the Fund in the value style, seeking low P/E stocks.

[GRAPH APPEARS HERE]

                                  Standard & Poor's 500           Lehman Brothers Aggregate
      Date    Balanced Fund    Composite Stock Price Index**           Bond Index***
      ----    -------------    -----------------------------      -------------------------
     8/25/97     $10,000                  $10,000                           $10,000
     9/30/97     $10,426                  $ 9,956                           $10,362
     3/31/98     $10,942                  $11,671                           $10,518
     9/30/98     $ 9,628                  $10,858                           $11,219
     3/31/99     $10,383                  $13,825                           $11,199


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
     The above illustration compares a $10,000 investment made in Balanced Fund and two broad-based indices since 8/25/97 (inception date). For comparative purposes, the value of the indices on 7/31/97 is used as the beginning value on 8/25/97. All dividends and capital gain distributions are reinvested.
The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

------------
* Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lehman Brothers -- Lehman Brothers Aggregate Bond Index is an unmanaged total return performance benchmark commonly used to measure bond performance. The Index is made up of Lehman's Govt/Corp Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index which are comprised of U.S. Government agencies and U.S. Treasury securities, investment grade corporate debt, mortgage-backed and asset-backed securities, selected as representative of the market.
+ The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Balanced Fund




    Shares                                                     Value
-------------                                               ----------
 COMMON STOCKS -- 60.27%
                 TECHNOLOGY -- 13.00%
     10,000      Avnet, Inc.  ...........................   $  366,250
     20,000      Columbia/HCA Healthcare Corp.                 378,750
     25,000      Comdisco, Inc.  ........................      446,875
      4,500      Intel Corp.  ...........................      534,937
     11,000      Lockheed Martin Corp.  .................      414,563
     21,000     +Marshall Industries ....................      283,500
     10,000      Rockwell International Corp.  ..........      424,375
     21,000      Tektronix, Inc.  .......................      530,250
      6,000      Telebras ADR ...........................      483,750
      8,000      Xerox Corp.  ...........................      427,000
                                                            ----------
                                                             4,290,250
                                                            ----------
                 CONSUMER CYCLICAL -- 10.50%
     41,000     +Cabletron Systems, Inc.  ...............      335,688
     40,000      Clayton Homes, Inc.  ...................      442,500
      6,000      Eaton Corp.  ...........................      429,000
      8,000      Ford Motor Co.  ........................      454,000
      5,500      General Motors Corp.  ..................      477,812
      8,000      Goodyear Tire & Rubber Co.  ............      398,500
     18,000     +LSI Logic Corp.  .......................      561,375
     13,000      Sherwin-Williams Co.  ..................      365,625
                                                            ----------
                                                             3,464,500
                                                            ----------
                 FINANCIAL -- 8.99%
     10,000      Allstate Corp.  ........................      370,625
      6,500      Fannie Mae .............................      450,125
     15,000      Mack-Cali Realty Corp.  ................      440,625
      8,000      PNC Bank Corp.  ........................      444,500
     11,000      Safeco Corp.  ..........................      444,812
     10,000      SLM Holding Corp.  .....................      417,500
     19,000      Washington Federal, Inc.  ..............      399,000
                                                            ----------
                                                             2,967,187
                                                            ----------
                 ENERGY -- 6.70%
      8,000      Atlantic Richfield Co.  ................      584,000
     30,000      Enron Oil & Gas Co.  ...................      498,750
     35,000      Santa Fe International Corp.  ..........      654,062
     15,000      YPF S.A. ADR ...........................      473,438
                                                            ----------
                                                             2,210,250
                                                            ----------
                 CAPITAL GOODS -- 6.68%
     11,000      Caterpillar, Inc.  .....................      505,313
     10,000     +Gulfstream Aerospace Corp.  ............      433,750
     20,000      Halliburton Co.  .......................      770,000
      6,000      Koninklijke (Royal) Philips
                  Electronics N.V. ......................      494,625
                                                            ----------
                                                             2,203,688
                                                            ----------
                 RAW/INTERMEDIATE
                  MATERIALS -- 4.20%
     20,000      Millenium Chemicals Inc.  ..............      397,500
      9,000      Weyerhaeuser Co.  ......................      499,500

   Shares                                                      Value
-----------                                                 ----------
COMMON STOCKS --  (continued)
                 RAW/INTERMEDIATE
                   MATERIALS -- (continued)
     13,000      Willamette Industries, Inc. ............   $  490,750
                                                            ----------
                                                             1,387,750
                                                            ----------
                 CONSUMER STAPLES -- 3.73%
     14,000      American Greetings Corp., Class A             355,250
     16,000      Dole Food Co., Inc.  ...................      476,000
     15,000      Mallinckrodt, Inc.  ....................      399,375
                                                            ----------
                                                             1,230,625
                                                            ----------
                 TRANSPORTATION -- 3.71%
      7,000     +AMR Corp.  .............................      409,938
      7,000      Delta Air Lines, Inc.  .................      486,500
     10,000      GATX Corp.  ............................      329,375
                                                            ----------
                                                             1,225,813
                                                            ----------
                 MANUFACTURING -- 2.76%
      8,000      PPG Industries, Inc.  ..................      410,000
     18,000      Tenneco, Inc.  .........................      502,875
                                                            ----------
                                                               912,875
                                                            ----------
                 TOTAL COMMON STOCKS
                  (Cost $16,146,197) ....................   19,892,938
                                                            ----------


   Principal
    Amount
--------------
CORPORATE BONDS -- 17.63%
                 FINANCIAL -- 9.79%
 $  500,000      American General Corp.
                  7.75%, 4/01/05 ........................      534,219
    600,000      Associates Corp. of North America
                  5.75%, 11/01/03 .......................      594,418
    500,000      Conseco, Inc.
                  6.80%, 6/15/05 ........................      483,044
    810,000      Safeco Corp.
                  7.875%, 4/01/05 .......................      849,547
    750,000      Transamerica Corp.
                  6.75%, 11/15/06 .......................      768,817
                                                             ---------
                                                             3,230,045
                                                             ---------
                 RAW/INTERMEDIATE
                  MATERIALS -- 3.86%
    750,000      Phelps Dodge Corp.
                  7.75%, 1/01/02 ........................      778,579
    500,000      Willamette Industries, Inc.
                  7.00%, 2/01/18 ........................      497,096
                                                             ---------
                                                             1,275,675
                                                             ---------
                 UTILITIES -- 2.41%
    750,000      Citizens Utilities Co.
                  7.45%, 1/15/04 ........................      794,002
                                                             ---------

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 1999

Balanced Fund -- (continued)




   Principal
    Amount                                              Value
--------------                                        ---------
CORPORATE BONDS -- (continued)
                  CONSUMER STAPLES -- 1.57%
                  Tenneco, Inc.
$   500,000        7.50%, 4/15/07..................   $ 519,308
                                                      ---------
                  TOTAL CORPORATE BONDS
                   (Cost $5,819,288)...............   5,819,030
                                                      ---------
 U.S. GOVERNMENT & AGENCY
   OBLIGATIONS -- 19.62%
                  Federal Home Loan Mortgage
                  Corp.
    650,000       6.40%, 12/13/06 .................     671,402
                  Federal National Mortgage
                  Association
    300,000       5.45%, 10/10/03 .................     298,196
    750,000       7.50%, 4/16/07 ..................     785,469
                  U.S. Treasury Notes
    750,000       7.50%, 10/31/99 .................     761,485
    500,000       7.75%, 11/30/99 .................     509,531
    300,000       6.375%, 9/30/01 .................     308,906
    775,000       6.125%, 12/31/01 ................     794,618
    750,000       6.625%, 3/31/02 .................     780,235
  1,000,000       6.25%, 8/31/02 ..................   1,032,813


 Principal
   Amount                                               Value
--------------   -------                              ---------
U.S. GOVERNMENT & AGENCY
   OBLIGATIONS -- (continued)
$   500,000       6.50%, 10/15/06 .................   $ 532,812
                                                      ---------
                  TOTAL U.S. GOVERNMENT &
                   AGENCY OBLIGATIONS
                   (Cost $6,423,873)...............   6,475,467
                                                      ---------
DEMAND NOTES -- 2.65%
                  Associates Corp. of North America
    400,000        Master Notes....................     400,000
                  General Electric Co.
    473,000        Promissory Notes ...............     473,000
                                                      ---------
                  TOTAL DEMAND NOTES
                   (Cost $873,000).................     873,000
                                                      ---------


TOTAL INVESTMENTS
  (Cost $29,262,358) .........   100.17%            $33,060,435
OTHER ASSETS AND
  LIABILITIES (NET) ..........    (0.17)                (55,790)
                                 ------             -----------
NET ASSETS ...................   100.00%            $33,004,645
                                 ======             ===========

-------------------------
+ Non-income producing security
ADR--American Depositary Receipt

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Balanced Fund
Statement of Assets and Liabilities
March 31, 1999


  Assets:
   Investments, at cost -- see accompanying
     Schedule of Investments ...................................................     $  29,262,358
                                                                                     =============
   Investments in securities, at value (Note 1a) ...............................     $  33,060,435
   Cash ........................................................................               210
   Dividends receivable ........................................................            40,424
   Interest receivable .........................................................           262,538
   Receivable for investment securities sold ...................................           814,448
   Receivable for fund shares sold .............................................               402
   Deferred organization expenses (Note 1e) ....................................             2,508
   Other assets ................................................................             1,891
                                                                                     -------------
     Total assets ..............................................................        34,182,856

  Liabilities:
   Payable for investments purchased ...........................................           368,725
   Payable for fund shares redeemed ............................................           686,746
   Investment advisory fees payable (Note 2a) ..................................            28,936
   Administration fees payable (Note 2b) .......................................             5,213
   Trustees' fees and expenses payable (Note 2f) ...............................             1,235
   Accrued expenses and other liabilities ......................................            87,356
                                                                                     -------------
     Total liabilities .........................................................         1,178,211
                                                                                     -------------
  Net Assets ...................................................................     $  33,004,645
                                                                                     =============
  Net Assets Consist of:
   Par value ...................................................................     $          41
   Paid-in capital in excess of par value ......................................        25,095,269
   Undistributed net investment income .........................................           553,154
   Accumulated net realized gain on investments ................................         3,558,104
   Unrealized appreciation of investments ......................................         3,798,077
                                                                                     -------------
  Net Assets ...................................................................     $  33,004,645
                                                                                     =============
  Net Assets:
   Institutional Shares ........................................................     $  32,996,343
   Shares ......................................................................             8,302
  Shares outstanding (Unlimited number of $0.00001 par value shares authorized):
   Institutional Shares ........................................................         4,093,503
   Shares ......................................................................             1,025
  Net Asset Value Per Share (net assets / shares outstanding):
   Institutional Shares ........................................................     $        8.06
                                                                                     =============
   Shares ......................................................................     $        8.10
                                                                                     =============

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Balanced Fund
Statement of Operations
For the Year Ended March 31, 1999


  Investment Income
   Dividend income ..............................................................   $     824,522
   Interest income ..............................................................       1,901,267
                                                                                    -------------
     Total Income ...............................................................       2,725,789
  Expenses (Note 1f):
   Investment advisory fees (Note 2a) ...........................................         427,031
   Administration fees (Note 2b) ................................................         100,517
   Custodian fees ...............................................................          20,178
   Legal and audit fees .........................................................          15,463
   Shareholder reports ..........................................................          16,097
   Trustees' fees and expenses (Note 2f) ........................................           5,069
   Shareholder servicing agent fees .............................................          11,136
   Insurance expense ............................................................           1,967
   Registration fees ............................................................          27,960
   Amortization of organization expenses (Note 1e) ..............................           5,683
   Distribution fees -- Shares (Note 2e) ........................................          33,141
   Miscellaneous ................................................................           4,777
                                                                                    -------------
     Total Expenses .............................................................         669,019
     Less: Waiver of fees (Note 2c) .............................................        (175,998)
                                                                                    -------------
     Net Expenses ...............................................................         493,021
                                                                                    -------------
  Net Investment Income .........................................................       2,232,768
                                                                                    -------------
  Realized and Unrealized Gain (Loss) (Note 1):
   Net realized gain on investments .............................................       5,203,710
   Change in unrealized appreciation/depreciation of investments during the year.     (13,305,418)
                                                                                    -------------
  Net Realized and Unrealized Loss ..............................................      (8,101,708)
                                                                                    -------------
  Net Decrease in Net Assets Resulting from Operations ..........................   $  (5,868,940)
                                                                                    =============

                          See Notes to Financial Statements.

Excelsior Institutional Trust
Balanced Fund
Statements of Changes in Net Assets

                                                                       Year Ended March 31,
                                                                      1999               1998
                                                                ----------------   ---------------
  Operations:
   Net investment income ....................................    $   2,232,768     $ 3,368,479
   Net realized gain on investments .........................        5,203,710      12,929,382
   Change in unrealized appreciation/depreciation of
     investments during the year ............................      (13,305,418)      5,190,357
                                                                 -------------     -----------
      Net increase (decrease) in net assets resulting from
        operations ..........................................       (5,868,940)     21,488,218
  Distributions to Shareholders:
   From net investment income
     Institutional Shares ...................................       (1,976,559)     (3,042,093)
     Shares .................................................         (430,454)       (319,761)
   From net realized gains
     Institutional Shares ...................................       (1,935,917)     (7,725,226)
     Shares .................................................             (301)     (1,876,320)
                                                                 -------------     -----------
      Total distributions to shareholders ...................       (4,343,231)    (12,963,400)
                                                                 -------------     -----------
  Transactions in Shares of Beneficial Interest:
   Net proceeds from shares sold
     Institutional Shares ...................................       11,765,678      21,742,743
     Shares .................................................          703,946      20,319,193
   Reinvestment of dividends
     Institutional Shares ...................................              896           3,590
     Shares .................................................          292,046       2,196,081
   Cost of shares redeemed
     Institutional Shares ...................................      (40,693,170)    (57,967,499)
     Shares .................................................      (18,755,099)     (1,878,906)
                                                                 -------------     -----------
      Net decrease in net assets from
        beneficial interest transactions ....................      (46,685,703)    (15,584,798)
                                                                 -------------     -----------
        Total Decrease in Net Assets ........................      (56,897,874)     (7,059,980)
  Net Assets:
   Beginning of Year ........................................       89,902,519      96,962,499
                                                                 -------------     -----------
   End of Year (a) ..........................................    $  33,004,645     $89,902,519
                                                                 =============     ===========
  Capital Share Transactions:
   Shares sold:
     Institutional Shares ...................................        1,427,074       2,483,939
     Shares (b) .............................................           79,974       2,179,728
   Shares issued for dividend reinvestment:
     Institutional Shares ...................................              107             418
     Shares (b) .............................................           32,797         256,143
   Shares redeemed:
     Institutional Shares ...................................       (5,010,073)     (6,477,987)
     Shares (b) .............................................       (2,342,728)       (204,889)
                                                                 -------------     -----------
  Net Decrease in Shares Outstanding ........................       (5,812,849)     (1,762,648)
                                                                 =============     ===========
  ------------
  (a) Including undistributed net investment income .........    $     553,154     $   726,375
  (b) Initial offering of Shares commenced on August 25, 1997 for Balanced Fund.


                          See Notes to Financial Statements.

Excelsior Institutional Trust
Balanced Fund
Financial Highlights

Selected data for a share outstanding throughout each period are as follows:
                                                                         Year         August 25,
                                                                        Ended         1997(a) to
                                                                      March 31,        March 31,
                                                                          1999+           1998
                                                                          ----            ----
 Net Asset Value, Beginning of Period ............................     $  9.07        $   9.33
                                                                       -------        --------
 Investment Operations:
  Net investment income ..........................................        0.26            0.16
  Net realized and unrealized gain (loss) on investments .........       (0.73)           0.65
                                                                       -------        --------
    Total From Investment Operations .............................       (0.47)           0.81
                                                                       -------        --------
 Distributions:
  From net investment income .....................................       (0.20)          (0.15)
  From net realized gains ........................................       (0.30)          (0.92)
                                                                       -------        --------
    Total Distributions ..........................................       (0.50)          (1.07)
                                                                       -------        --------
 Net Asset Value, End of Period ..................................     $  8.10        $   9.07
                                                                       =======        ========
 Total Return ....................................................       (5.11)%          9.42%(b)
                                                                       =======        ========
 Ratios and Supplemental Data:
 Ratios to Average Net Assets
  Net Expenses ...................................................        1.05%           1.05%(d)
  Gross Expenses (c) .............................................        1.28%           1.27%(d)
  Net Investment Income ..........................................        3.03%           3.03%(d)
 Portfolio Turnover ..............................................          44%             75%(d)
 Net Assets at end of Period
  (000's omitted) ................................................     $     8        $ 20,235

------------
 (a) Commencement of Operations
 (b) Not annualized
 (c) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
 (d) Annualized
  + For comparative purposes per share amounts for the year ended March 31, 1999 are based on average shares outstanding.


                       See Notes to Financial Statements.

                         Excelsior Institutional Trust

                         Notes to Financial Statements


1. Significant Accounting Policies:

     Excelsior Institutional Trust ("Trust") is registered under the Investment Company Act of 1940 ("Act") and the Securities Act of 1933 as an open-end diversified management investment company. The Trust currently offers shares in the following seven funds (each a "Fund", collectively, the "Funds"), each having its own investment objectives and policies: Excelsior Equity Fund ("Equity Fund"), Excelsior Income Fund ("Income Fund"), Excelsior Total Return Bond Fund ("Total Return Bond Fund"), Excelsior Balanced Fund ("Balanced Fund"), Excelsior International Equity Fund ("International Equity Fund"), Excelsior Optimum Growth Fund ("Optimum Growth Fund") and Excelsior Value Equity Fund ("Value Equity Fund"). With regard to Balanced Fund, International Equity Fund, Optimum Growth Fund and Value Equity Fund, the Trust offers two classes of shares: Institutional Shares and Shares (formerly, "Trust Shares"). The Financial Highlights of the Institutional Shares of Balanced Fund as well as the financial statements for the remaining Funds of Excelsior Institutional Trust are presented separately.

     The following is a summary of the significant accounting policies of the Fund. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from these estimates.

     a) Valuation of Investments -- Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Fund's Trustees. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

     All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

                         Excelsior Institutional Trust

     Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Funds' Trustees. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.


     b) Security transactions and investment income -- Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including where applicable, amortization of discounts and premiums on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.


     c) Dividends to Shareholders -- Dividends equal to all or substantially all of the Fund's net investment income will be declared and paid at least quarterly. Distributions to shareholders of net realized capital gains, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Trust not to distribute such gain.


     Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").


     In order to avoid a Federal excise tax, the Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.


     d) Repurchase agreements -- The Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Fund's custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.


     If the value of the underlying security falls below the value of the repurchase price, the Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the Fund to possible delay in the connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.


     e) Deferred Organization Expense -- Expenses incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five year period.

                         Excelsior Institutional Trust

     f) Expense Allocation -- Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the average net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be fairly made. Expenses directly attributable to a Fund are charged to that Fund and expenses directly attributable to a particular class of shares in a Fund are charged to such class.

     g) Federal Income Taxes -- It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

     At March 31, 1999, the aggregate cost and gross unrealized appreciation and gross unrealized depreciation in the value of investments owned by the Fund, as computed on a federal tax basis, were as follows:


Aggregate Cost ........................   $29,262,358
                                          ===========
Gross unrealized appreciation .........   $ 4,630,131
                                          -----------
Gross unrealized depreciation .........      (832,054)
                                          -----------
Net unrealized appreciation ...........   $ 3,798,077
                                          ===========

2. Investment Advisory Fee, Administration Fee, Distribution Expenses and Related Party Transactions:

     a) U.S. Trust Company, N.A. ("U.S. Trust, N.A.") serves as the investment adviser to the Fund. U.S. Trust, N.A. has delegated the daily management of the security holdings of the Fund to Becker Capital Management, Inc., acting as sub-adviser.

     For the services provided pursuant to the Investment Advisory Agreement, U.S. Trust, N.A. is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets for the Fund. Pursuant to a separate sub-advisory agreement between U.S. Trust, N.A. and the sub-adviser, sub-advisory fees are payable monthly by U.S. Trust, N.A., computed on the average daily value of the Fund's net assets at the annual rate of 0.425% for the Fund. The sub-adviser is compensated only by U.S. Trust, N.A., and receives no fee directly from the Fund. Prior to June 22, 1998, United States Trust Company of The Pacific Northwest served as the investment adviser to the Fund pursuant to an investment advisory agreement substantially similar to the one currently in effect for the Fund.

                         Excelsior Institutional Trust

     b) U.S. Trust Company of Connecticut (U.S. Trust CT), Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services, a wholly-owned subsidiary of Federated Investors, Inc., (collectively, the "Administrators") provide administrative services to the Trust. For the services provided to the Fund, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Funds (excluding International Equity Fund), Excelsior Funds, Inc. (excluding its international equity portfolios), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by the Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Fund for the period paid. For the year ended March 31, 1999, administration fees charged by U.S. Trust CT were $24,114 for the Fund.

     U.S. Trust CT and U.S. Trust, N.A. are each wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

     c) From time to time, as they may deem appropriate in their sole discretion, U.S. Trust, N.A. and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Fund for a portion of other operating expenses. Until further notice, U.S. Trust, N.A. has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio of not more than 0.70% of average daily net assets of the Institutional Shares of the Fund and 1.05% of average daily net assets of the Shares of the Fund. For the year ended March 31, 1999, U.S. Trust, N.A. voluntarily waived fees amounting to $175,998 for the Fund.

     d) The Trust, on behalf of the Fund, may enter into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust, N.A.) requiring them to provide administrative support services to their customers owning shares of the Fund. As a consideration for the administrative services provided by each service organization to its customers, the Fund will pay the service organizations an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange or redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. U.S. Trust, N.A. and the Administrators intend to voluntarily waive investment advisory and administration fees payable by the Fund in an amount equal to the administrative service fees payable by the Fund. For the year ended March 31, 1999, no administrative service fees have been charged to the Fund.


     e) Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distributor") serves as the Trust's distributor. Under the Fund's Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Shares of the Fund, may compensate the Distributor monthly for its services which are intended to result in the sale of Shares, in an amount not to exceed the annual rate of 0.75% of the average daily net asset value of the Fund's outstanding Shares. Shares currently bear the expense of such distribution fees at the annual rate of 0.35% of the average daily net asset value of the Fund's outstanding Shares. For the year ended March 31, 1999, such fees amounted to $33,141.

                         Excelsior Institutional Trust

     f) Independent Trustees receive an annual fee of $4,000, plus a meeting fee of $250 for each meeting attended. In addition, the Trust reimburses independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees. Officers and Trustees of the Trust, deemed to be affiliated or "interested persons" under the Act, receive no compensation from the Trust for their services.


3. Purchases and Sales of Investment Securities:

     For the year ended March 31, 1999, purchases and sales (excluding short-term investments) were $27,363,765 and $74,814,594, respectively. In addition, purchases and sales of U.S. Government and Agency Obligations (excluding short-term investments) were $6,139,399 and $14,141,104, respectively.


4. Line of Credit:

     The Fund and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to the Fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter. For the year ended March 31, 1999, the Fund had no borrowings under the agreement.


5. Year 2000 Risk (Unaudited):

     Like other investment companies, financial and business organizations and individuals around the world, the Fund could be affected adversely if the computer systems used by the investment managers and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment managers and the Fund's other service providers have informed the Trust that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. Currently, they do not anticipate that the transition to the 21st Century will have any material impact on their ability to continue to service the Fund at current levels. At this time, however, there can be no assurance that their efforts will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
Excelsior Institutional Trust

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Excelsior Balanced Fund, one of the Portfolios of Excelsior Institutional Trust (the "Trust") as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Excelsior Balanced Fund of Excelsior Institutional Trust at March 31, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                    /s/ ERNST & YOUNG LLP



Boston, Massachusetts
May 7, 1999

                     Federal Tax Information (Unaudited):

     For the year ended March 31, 1999, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders was 23% for the Fund, the designation of long-term capital gains for the Fund was approximately $3,580,000 and the percentage of income earned from direct Treasury obligations was 33% for the Fund.